UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________

FORM 8-K

___________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2016

______________________

PRUDENTIAL FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

___________________________

New Jersey	001-16707	22-3703799
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

751 Broad Street
Newark, New Jersey 07102
(Address of principal executive offices and zip code)

(973) 802-6000
(Registrant’s telephone number, including area code)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Prudential Financial, Inc. (the “Company”) is furnishing this report on a quarterly basis to disclose the assets under management of its Asset Management segment prior to the availability of the Company’s quarterly earnings release and quarterly financial supplement for the quarter ended September 30, 2016 scheduled for release on November 2, 2016.

As of September 30, 2016, assets under management of the Asset Management segment were $1.085 trillion.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2016

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Robert D. Axel
Name: Robert D. Axel Title: Senior Vice President and Principal Accounting Officer